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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT -May 2, 2003
                        (Date of Earliest Event Reported)

                        ARMSTRONG WORLD INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-2116

            Pennsylvania                                      23-0366390
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      (State of Incorporation)                             (I.R.S. Employer
                                                         Identification No.)

 2500 Columbia Avenue, Lancaster, PA                            17603
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        (Address of principal                                  Zip Code
         executive offices)

       Registrant's telephone number, including area code: (717) 397-0611
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                            ARMSTRONG HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

                          Commission File No. 333-32530

             Pennsylvania                                     23-3033414
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       (State of Incorporation)                            (I.R.S. Employer
                                                         Identification No.)

  2500 Columbia Avenue, Lancaster, PA                           17603
  -----------------------------------                         ---------
         (Address of principal                                 Zip Code
          executive offices)

       Registrant's telephone number, including area code: (717) 397-0611

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ITEM 5.         OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

           As previously disclosed, on December 6, 2000, Armstrong World Industries, Inc. ("AWI"), the major operating subsidiary of Armstrong Holdings, Inc. ("Holdings"), filed a voluntary petition for relief under chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Court") in order to use the court-supervised reorganization process to achieve a resolution of its asbestos personal injury liability. Also filing under chapter 11 of the U.S. Bankruptcy Code were two of AWI's wholly-owned subsidiaries, Nitram Liquidators, Inc. and Desseaux Corporation of North America, Inc. The chapter 11 cases are being jointly administered under case number 00-4471 (RJN) (the "Chapter 11 Case"). On November 4, 2002, AWI filed a Plan of Reorganization with the Court. On December 20, 2002, AWI filed a Disclosure Statement with respect to the Plan with the Court. On March 14, 2003, AWI filed its First Amended Plan of Reorganization and a Disclosure Statement with respect to the First Amended Plan of Reorganization with the Court. On April 3, 2003, AWI filed its Second Amended Plan of Reorganization with the Court.

           On May 1, 2003, AWI filed with the Court its Third Amended Plan of Reorganization and Disclosure Statement with respect to the Third Amended Plan of Reorganization. The amendments to the Second Amended Plan of Reorganization set forth in the Third Amended Plan of Reorganization (the "Plan") have been agreed upon by certain parties in interest in the Chapter 11 Case, and include, among other things:

           (i) modifications to conditions to confirmation of the Plan regarding the findings to be made by the court regarding insurance coverage matters in connection with confirmation of the Plan,

           (ii) the addition of an undertaking on the part of reorganized AWI to the effect that, to the extent that any transfer of insurance rights applicable to asbestos personal injury claims or asbestos property damage claims to the respective trusts to be established under the Plan in connection with such claims is determined to be invalid by a court or arbitrator of competent jurisdiction, reorganized AWI will pursue any rights to such insurance for the benefit of the applicable trust and immediately transfer any amounts recovered to such trust and the trusts will be obligated to reimburse reorganized AWI for all costs reasonably incurred in connection with this obligation,

           (iii) modification of the provisions regarding rejection of executory contracts in relation to certain insurance policies so that, to the extent that insurance contracts and related settlement agreements are not executory, the Plan shall provide for assumption of such insurance policies and settlement agreements,

           (iv) a change in the time during which AWI is required to maintain insurance for the benefit of certain directors, officers, and employees from a period of at least three years following the effective date of the Plan to a period of at least four years following the effective date of the Plan,


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           (v) elimination of the approval of Holdings' shareholders to the proposed plan of dissolution, winding up and distribution of Holdings ("Plan of Distribution") as a condition to the issuance under the Plan of warrants for the new common shares of reorganized AWI to the holder of AWI's existing equity interest expected to be Holdings or its wholly owned subsidiary Armstrong Worldwide, Inc. ("AWWD"), and

           (vi) a revision in reorganized AWI's obligation to bear costs and expenses of Holdings, such that reorganized AWI will bear the costs and expenses relating to the vote of Holdings' shareholders on the Plan of Distribution (which shall be undertaken as soon as reasonably practicable) and all other operating expenses of Holdings and AWWD until the time of such vote (and for a reasonable time thereafter to permit orderly transition of the administration of Holdings' affairs) and, if the Plan of Distribution is approved, the costs and expenses of administering the implementation and completion of the Holdings Plan of Distribution, including any taxes incurred in connection therewith, but, if the Plan of Distribution is not approved by Holdings shareholders, reorganized AWI will have no further responsibility for Holdings' expenses (after the transitional period).

           On May 2, 2003, the Court held a previously scheduled hearing regarding the disclosure statement for the proposed plan of reorganization and specifically considered the Disclosure Statement with respect to the Third Amended Plan of Reorganization recently submitted by AWI. At the hearing, AWI advised the Court that it believed that certain revisions were now needed to the Projected Financial Information for reorganized AWI that was included as Exhibit C to the disclosure statement as previously filed by AWI. AWI had filed on December 26, 2002 projected financial information in connection with the initial disclosure statement that it filed with the Court on December 20, 2002, which information has not since been amended. This projected financial information was based on factual information available to AWI and its advisors, and on work done and assumptions made, in December 2002 and assumed an effective date of the Plan of July 1, 2003. In light of developments regarding AWI's business since December 2002 and current economic and financial conditions, AWI is now undertaking to revise and update this projected financial information. AWI proposed to file with the Court as soon as practicable a revised Exhibit C to be included with the Disclosure Statement for the Third Amended Plan of Reorganization, in lieu of the now outdated projected financial information previously filed with the Court. The revised projected financial information would be in substantially the same form as that previously filed. AWI did not indicate the substance of the revisions that would be made but did indicate that the differences in the revised projected financial performance of reorganized AWI from that presented in the previously submitted information would be adverse and that the magnitude of the difference would not be immaterial. In addition, AWI indicated that it expected that, based on the revised projected financial information, the estimated range of reorganization value of reorganized AWI discussed in the Disclosure Statement with respect to the Third Amended Plan of Reorganization would be reduced to a degree that would not be immaterial and that, correspondingly, under the Plan the expected recoveries that would be achieved by creditors of AWI and expected value of distributions in respect of AWI's equity would be reduced. Certain conforming changes in other portions of the Disclosure Statement would be required to reflect the revised financial


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information and estimated reorganization value. At the hearing, the Court took approval of the Disclosure Statement for the Third Amended Plan of Reorganization under advisement, pending AWI's filing of revised projected financial information.

           Subject to Court approval, the Disclosure Statement with respect to the Third Amended Plan of Reorganization will be circulated to AWI's creditors to solicit votes on whether to approve the Third Amended Plan of Reorganization. The Disclosure Statement will also be sent to Holdings' shareholders, although they will not be entitled to vote on the Third Amended Plan of Reorganization. A copy of the Third Amended Plan of Reorganization and the Disclosure Statement with respect to the Third Amended Plan of Reorganization as filed with the Court are attached hereto as Exhibits 99.1 and 99.2 respectively, and incorporated by reference herein.




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                                   SIGNATURES
                                   ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARMSTRONG WORLD INDUSTRIES, INC.



                                        By:  /s/ Walter T. Gangl
                                           -------------------------------------
                                           Name:   Walter T. Gangl
                                           Title:  Assistant Secretary


                                       ARMSTRONG HOLDINGS, INC.



                                        By:  /s/ Walter T. Gangl
                                          --------------------------------------
                                          Name:   Walter T. Gangl
                                          Title:  Deputy General Counsel
                                                  and Assistant Secretary



Dated:  May 2, 2003


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                                  EXHIBIT INDEX



       Exhibit No.                     Description
       -----------                     -----------

          99.1 Third Amended Plan of Reorganization of Armstrong World Industries, Inc. under Chapter 11 of the Bankruptcy Code, dated April 30, 2003, as filed with the U.S. Bankruptcy Court for the District of Delaware.

          99.2 Disclosure Statement with respect to the Third Amended Plan of Reorganization of Armstrong World Industries, Inc., dated April 30, 2003 as filed with the U.S. Bankruptcy Court for the District of Delaware.







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